SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 26, 1998

                                 Cox Radio, Inc.
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             (Exact name of Registrant as specified in its charter)


                                    Delaware
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         (State or other jurisdiction of incorporation or organization)





            1-12187                                  58-1620022
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        (Commission File Number)       (I.R.S. Employer Identification Number)


        1400 Lake Hearn Drive, Atlanta, Georgia            30319
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        (Address of principal executive offices)         (Zip Code)


                                 (404) 843-5000
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               Registrant's telephone number, including area code









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Item 5.  Other Events.

         The Company issued the accompanying press release on May 29, 1998, announcing its completion, on May 26, 1998, of the sale of $100 million principal amount of its 6.25% Notes due 2003 and $100 million principal amount of its 6.375% Notes due 2005 in an offering exempt from the registration requirements of the Securities Act of 1933, as amended, through NationsBanc Montgomery Securities LLC, Chase Securities Inc. and J.P. Morgan Securities Inc.

Item 7. Financial Statements and Exhibits

         Exhibit 99         Press Release dated May 29, 1998



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  COX RADIO, INC.



         Dated: June 4, 1998                      By: /s/Andrew A. Merdek
                                                     ------------------------
                                                     Andrew A. Merdek
                                                     Corporate Secretary





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                                  EXHIBIT INDEX

Exhibit No.    Description

Exhibit 99     Press Release dated May 29, 1998